Related Party Transactions	12 Months Ended
Nov. 30, 2021
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
Jefferies Capital Partners Related Funds. Jefferies Group has equity investments in the JCP Manager and in private equity funds (including JCP Fund V), which are managed by a team led by our President and a Director ("Private Equity Related Funds"). Reflected in the Consolidated Statements of Financial Condition at November 30, 2021 and 2020 are Jefferies Group's equity investments in Private Equity Related Funds of $27.1 million and $19.0 million, respectively. Net gains (losses) from Jefferies Group's investment in JCP Fund V aggregating $7.7 million, $(3.0) million and $(5.7) million were recorded in Principal transactions revenues for the years ended November 30, 2021, 2020 and 2019, respectively. Gains (losses) for other funds were not material. For further information regarding our commitments and funded amounts to the Private Equity Related Funds, see Notes 8 and 22.
Special Purpose Acquisition Companies. Jefferies Group earned investment banking revenues during the year ended November 30, 2021 of $45.5 million for services provided to special purpose acquisition companies we have co-sponsored.
Berkadia Commercial Mortgage, LLC. At November 30, 2021 and 2020, Jefferies Group has commitments to purchase $425.6 million and $401.0 million, respectively, in agency commercial mortgage-backed securities from Berkadia.

FXCM. Jefferies Group entered into a foreign exchange prime brokerage agreement with FXCM in 2017. In connection with the foreign exchange contracts entered into under this agreement, Jefferies Group had $0.7 million and $2.7 million at November 30, 2021 and 2020, respectively, included in Payables, expense accruals and other liabilities in the Consolidated Statements of Financial Condition.
Officers, Directors and Employees. We had $23.1 million and $38.9 million of loans outstanding to certain officers and employees (none of whom are an executive officer or director of the Company) at November 30, 2021 and 2020, respectively. Receivables from and payables to customers include balances arising from officers', directors' and employees' individual security transactions. These transactions are subject to the same regulations as all customer transactions and are provided on substantially the same terms.
Jefferies Finance. During the year ended November 30, 2019, we purchased $65.3 million of loan receivables from Jefferies Finance which settled during the year ended November 30, 2020. See Note 9 for additional information on transactions with Jefferies Finance.
Sale of Property. On November 29, 2019, we sold a hotel and restaurant in Telluride, Colorado that we owned, to the Company's Chairman and certain of his family trusts in exchange for 780,315 shares of the Company's common stock, at a price of $21.03 per share.

Sale of Subsidiary. On November 3, 2020, we sold a wholly-owned subsidiary primarily invested in short-dated receivables that related to an asset management strategy to an investment fund managed by us for approximately $180.7 million. The gain on sale was not material.